UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2011

SOUND FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

United States	000-52889	26-0776123
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2005 5th Avenue, Second Floor, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

          The following is a record of the votes cast at the Annual Meeting of Shareholders of Sound Financial, Inc. (the “Company”) in the election of directors of the Company:

	For	Vote Withheld

David S. Haddad, Jr.	2,322,086	78,068
Milton L. McMullen	2,302,129	98,025

         Accordingly, these individuals were declared to be duly elected directors of the Company for terms that expire in 2014.

          The following is a record of the votes cast at the Annual Meeting of Shareholders of the Company concerning the shareholders’ ratification of the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

Number of Votes
For	2,683,070
Against	39,714
Abstain	34,772
Broker Non-Votes	-

         Accordingly, the shareholders’ ratified the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL, INC.

Date:	May 31, 2011	By:	/s/	Laura Lee Stewart
Laura Lee Stewart

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